Investor Meetings

July 31, 2012

Zeeland 2007

Foote Hydro 1918

Lake Winds 2012

Foote Hydro 1918 Lake Winds 2012

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent

10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK

FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

2

Business Model Strong (5% to 7% growth) . . . .

Financial

– Use NOLs to Eliminate Need for “Block” Equity

– Grow Operating Cash Flow and EPS 5% - 7%

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

Business

– Invest in Utility

• Create Jobs

• Enhance Customer Value

• Improve Environment

• Reduce O&M

– Base Rate

Increases Inflation

. . . . and sustainable with moderate rate increases inflation.

3

EPS a and Dividend Growth . . . .

EPS

$1.55

$1.52 7%

5%

$1.45

$1.36

$1.26

$1.21 b

$1.08

$0.96

$0.90

$0.84

$0.81

2003             2004 2005 2006 2007 2008 2009 2010 2011 2012 Future

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

Dividend

14% 96¢

84¢

27%

32% 66¢

39% 50¢

36¢

80%

20¢

0

2006 2007 2008 2009 2010 2011 2012

Payout 0% 25% 30% 40% 49% 58% 62%

. . . . provide strong TSR.

4

Operating Cash Flow Growth

Amount

(bils)

$ 2.5

Gross operating cash flowa

up $0.1 billion per year $2.1

$2.0

2.0 $1.9

$1.8

$1.7

$1.5 $1.6

1.5 Interest

Working capital and taxes

1.0

Base Investment

0.5

Investment choices

0

Cash flow before dividend

(0.5)

2010 2011 2012 2013 2014 2015 2016

NOLs & Credits $0.8 $0.8 $0.7 $0.5 $0.3 $0.2 $0.1

–––––

a Non-GAAP

5

Total Shareowner Return . . . .

Investment Considerations

• Predictable and visible earnings growth

• Affordable, sustainable rates

– Customer focus

– Needed investment

– Regulatory support

• Strong risk mitigation

TSR up 9% to 11%

Dividend Yield

EPS Growth

. . . . up 9% to 11%.

6

Capital Investment . . . .

Rate Base

Bils

$ 15

14

13

12 5%-7%

11

10

9

8	Reliability/Deliverability

Renewables

7	Smart Grid

Environmental

6	Base capital

Depreciation

5

2011 2012 2013 2014 2015 2016

Average

Rate

Base (bils) $10.9 $11.5 $12.3 $13.2 $14.0

Utility Investment

2012-16

(bils)

Base capital $3.1

Investment Choices

Reliability/deliverability $1.2

Renewables 0.5

Smart Grid 0.3

Environmental 1.5

Total Choices $3.5

Total Capital 2012-16 $6.6

....grows rate base.

7

$1.5 Billion Environmental Investment . . . .

Expenditures

2012 – 2016

(bils)

Air

• NOx $0.1

• SO2 0.7

• Mercury 0.4

Water 0.1

Solid Waste 0.2

Total $1.5

Clean Air Standards

• Cross-State Air Pollution Rule mandates SO2 and NOx reductions by January 2012 – stayed

– Already achieving compliance

• Mercury and Air Toxics Standard (MATS)

– Largest five coal units planned to be controlled – around 2,000 MW

– Retirement or mothballing of smaller coal plants – 950 MW

. . . . to comply with state and federal laws and regulations.

8

Renewable Energy Investment Plans . . . .

• Michigan energy law requires:

– 10% renewables by 2015

– Purchase 50% and build 50%

– 20-year levelized surcharge

• Renewable energy surcharge reduced by $57 million annually

• Plan to invest about $0.5 billion over next five years

• $235 million, Lake Winds Energy Park under construction

. . . . at lower customer costs while maintaining investment.

Balanced Generation – Capacity Fuel Mix

Present

Renewables

4%

Pumped Storage

11%

Coal

Oil 35%

8%

Nuclear

9% Zeeland

(10%)

Gas

33%

2016

Renewables

9%

Coal

Pumped Storage 23%

11%

Purchases

12%

Zeeland

Oil (9%) Gas

7% Nuclear 30%

8%

Capacity Position

MW 9,500

8,500 7,500 6,500 5,500 0

Installed Capacity Excl Classic 7 Classic 7

Peak Demand with 11% Reserve Margin Peak Demand with 18% Reserve Margin

Up to 1,500 MW Shortfall

2012 2013 2014 2015 2016 2017

Capital Investment “Self Limited” . . . .

2012 – 2016 Plan

Opportunity Level

$6.6 Billion

• Faster smart grid

• Pipe replacements

• Pole replacements

• New gas generation

$10 Billion

Customer rates <2%

>4%

. . . . holdsolds down customer base rate increases.

Customer Rate Competitiveness . . . .

Rate Competiveness

Electric Gas

3%

Inflation

1% <1%

Base & Surcharges (2)%

Fuel

2013-2017 2013-2017

Rate Reduction Actions

• Renewable surcharge down 85%

• Headcount – down 7%

• Health care sharing at 70/30

• Labor agreements

• Productivity up 35%

• Western coal at 97%

• O&M cost down 4% in

2012

. . . . important to the Company.

Michigan Energy Law . . . .

2008 Law

Growth

• Renewable energy plan

• Energy optimization

Speed

• File and implement ratemaking

• Forward test year

Risk Mitigation

• Retail open access cap

• Decoupling

Regulation

John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . enables timely rate recovery and mitigates risks.

Rate Case Timeline

2008 2009 2010 2011 2012

ELECTRIC

Filed Filed Filed

$214 M $178 M $195 M

Increase Increase Increase

Self- Final Self- Final Self- Final

implement Order implement Order implement Order

$179 M $139 M $150 M $146 M $118 M $118 M

New

Energy 78% 97% 100%

Law

GAS Filed Filed Filed

$114 M 74% $55 M $49 M 70%

Increase Increase Increase

Final

implement Self- Order Final Order Self- Final

$89 M $66 M Settled implement Order

$31 M $23 M Settled

$16 M

2008 2009 2010 2011 2012

Frequent and streamlined rate case strategy continues.

Electric Rate Case Final Order U-16794 . . . .

Amount

(mils)

Self implemented – December 8 $118 a

10.3% vs 10.7% ROE (20)

Lower environmental & other (6)

Clean coal plant recovery (2/3) 6

Higher depreciation 20

Final Order – June 7 $118

Rate base (bils) $7.4

Equity ratio – financial 51.38%

– regulatory 42.07

a Limited to 60% of $195 mil request

Highlights

• Approved Smart Grid deployment

• Lowered O&M $38 million

• Capital investment 111% of increase

• Adopted Company’s sales forecast –reset ROA sales at 10%

. . . . keepseeps Plan on track.

Michigan Legislative Proposals . . . .

Seven Ballot Proposals

• Require a 25% renewable portfolio standard by 2025

• Repeal state emergency financial manager

• Allow construction of eight new casinos

• Enshrine collective bargaining in constitution

• Allow home health care workers to unionize

• Stop the new international bridge

• Require a two-thirds vote to raise taxes

Retail Open Access Cap

• House Bill 5503, by Rep. Mike Shirkey: Estimated 38% cap by 2016

• House Bill 5733, by Rep. Ken Horn: Returns to full regulation

The bills will “sit side by side on a shelf.”

Representative Ken Horn, Chairman of the House Energy & Technology Committee

. . . . are costly to customers.

Second Quarter Summary

• Second Quarter adjusted EPS (non-GAAP) 40¢; up 14¢ from 2011

• Reaffirm full year adjusted EPS (non-GAAP) guidance of $1.52—$1.55

• MPSC approved electric and gas rate cases

• Operations – systems performed well in heat

• June daily peak load record of 8,672 MW

– All-time peak load record of 9,110 MW, July 17; up 2% from previous record

• Michigan economy

2012 Second Quarter EPS

Results By Business Segment

2012 2011

Adjusted

Reported - - (GAAP) 37¢ 38 ¢ (non-GAAP)

EPS

Less:

Restructuring 3¢-¢ Utility 47¢

Discontinued ops & other-(12) Enterprises -

Subtotal 3¢ (12)¢ Interest & other (7)

Adjusted (non-GAAP) 40¢ 26 ¢ Company 40¢

14¢

Weather adjusted 37¢

First Call Estimate 38¢

Year-to-date 77¢ 77¢

. . . . benefited from strong performance and warm weather.

Second Quarter EPS (non-GAAP) . . . .

Utility Enterprises + Parent

14¢ 0¢

7¢	40¢
4¢
3¢

26¢

Sales

2011 Weather & Sales Cost & Other Rate Changes & Cost & Other 2012

Decoupling

. . . . performance solid.

CMS Manages its Work

Adjusted EPS +13¢

• Increased tree trimming 2¢

• Generating plant maintenance 3

• System hardening 3+

Total reinvestment 8¢+

Customer

Hot Reinvestment

Summer

$1.52- $1.52-

$1.55 Warm $1.55

Recovery

Winter

• Lower financing & benefit costs 4¢

• Lower overhead 4

• Efficiencies & other 5

Total recovery 13¢

-13¢

March 31 July 23

. . . . to maximize results for customers and investors.

Response to Weather Extremes

2012 EPS Weather Impact First Quarter

13¢ • Recovery actions EPS

Normal 10¢ –Lower financing & benefit costs 4¢

Weather –Lower overhead 4

3¢	–Efficiencies & other 5¢

Total recovery 13¢

Rest of Year

• System improvements EPS

–Tree trimming 2¢

-13¢ –Generating plant maintenance 3

First Second July 1-23 –System hardening 3+

Quarter Quarter Total reinvestment 8¢+

focus on delivering for customers and owners.

2012 Adjusted EPS (non-GAAP)

First Half Second Half

0¢ 10¢

$1.55

to

19¢ $1.52

$1.45 Sales 13¢

(8)¢	(1)¢

Weather 1¢

(14)¢

YTD YTD

July 2012 weather 10¢

$0.77 Sales growth 5

2011 weather & other 4

Total 19¢ 0.77

2011 Weather & Sales Cost & Other Rate Changes & Weather & Sales Reliability & Rates & Cost 2012

Decoupling Reinvestment

strong with reinvestment opportunities.

Michigan’s Economy Recovering . . . .

Unemployment Improvements

16%

Michigan 14%

14

U.S.

12

10%

10

8

8%

6
4
2

0

2006 2007 2008 2009 2010 2011 2012

Source: Bureau of Labor Statistics

U.S. Auto Sales

In Millions

17.4

14.2

13.0

11.8

10.6

2005 2009 2010 2011 2012F

Source: Wardsauto; J.D. Power and LMC Automotive

. . . . quicker than anticipated.

Sales Recovery . . . .

Electric Sales a

GWh Up 5%

40,000 2010 to 2012

6% decline

35,000 2007 to 2009

30,000

25,000 Up 9%

1983 & 1984

7% decline

20,000 1979 to 1982

15,0000

1975 1979 1983 1987 1991 1995 1999 2003 2007 2012

a Weather adjusted

Electric Salesa vs Prior Years

+8%

Before EO

+3%

+2.1% 2.4% 2.4%

+2%

+1.7%

+1.3%

+5%

-0.7% First

Half

2012

-2.0% Resid +0.6%

Comm +1.1

-3.0% Indust +7.5

Total +3.0

-6%

2006 2007 2008 2009 2010 2011 2012

. . . . adds rate “headroom”.

Liquidity (as of 6/30/12) . . . .

Availability

$1.6 Billion

CMS Energy

5-year revolver - 2016 $523 mils

32%

Market Cap a

Consumers Energy

5-year revolver - 2016 497

5-year revolver - 2017 150

A/R Facility - 2012 250

Cash             187

a As of 3/31/12, comparing 18% for peers

Parent Debt Strategy

Thicker liquidity than peers Pre-funding Robust backup plan

. . . . strong and conservative.

2012 Cash Flow Forecast (non-GAAP)

CMS Energy Parent

Amount

(mils)

Cash at year end 2011 $ 56

Sources

Consumers Energy dividend and tax sharing $ 445

Enterprises 15

Sources $ 460

Uses

Interest and preferred dividend $ (125)

Overhead and Federal tax payments (15)

Equity infusion (150)

Pension contribution 0

Uses a $ (340)

Cash flow $ 120

Financing and Dividend

New issues (complete) $ 480

Retirements (404)

Equity programs (DRP, continuous equity) 30

Net short-term financing & other (2)

Common dividend (250)

Financing $ (146)

Cash at year end 2012 $ 30

            Bank             Facility ($550) available $ 547

a Includes other

Consumers Energy

Amount

(mils)

Cash at year end 2011 $ 85

Sources

Operating (depreciation & amortization $595) $ 1,640

Other working capital (55)

Sources $ 1,585

Uses

Interest and preferred dividend $ (225)

Capital expenditures b (1,425)

Dividend and tax sharing $(45) from CMS (445)

Pension contribution 0

Uses $ (2,095)

Cash flow $ (510)

Financing

Equity $ 150

New issues 1,075

Retirements (1,025)

Net short-term financing & other 250

Financing $ 450

Cash at year end 2012 $ 25

Bank Facility ($650) available $ 629

AR Facility             ($250) available $ -

b Includes cost of removal and capital leases 27

2012 Sensitivities

Annual Impact

Sensitivity EPS OCF

(mils)

Sales a

•Electric (38,154 Gwh) + 1% + $0.05 + $20

•Gas (283 Bcf) + 1 + 0.01 + 5

Gas prices (NYMEX) + 1.00 * –+15

Uncollectible accounts (mils) + 5 –+ 0.01 *

ROE (authorized)

•Electric (10.3%) + 20 bps + 0.02 + 10

•Gas (10.3%) + 20 + 0.01 + 4

            onn strong performance.

*	Less than 0.5¢ or $500,000

a Reflect 2012 sales forecast; weather adjusted

2012 Financial Targets

2012

Target

Adjusted EPS a $1.52 - $1.55

Gross operating cash flow (bils) a 1.7

Capital structure (year-end)

– FFO/Average debt 18%

– Parent debt b (bils) 2.3

            – Utility equity ratio c 50%

a Non-GAAP

b Net of cash

c Financial, excluding securitization and Palisades financing obligation

Status

. . . . on Plan; tenth year of track record.

APPENDIX

Days Per Year with Temperatures at 90 or Warmer

At NWS Grand Rapids Weather Station

40

Annual Count 37 2012 Dates

May 20: 90 July 5: 101

Rolling 30 Year Average May 28: 91 July 6: 104

35 June 10: 91 July 7: 99

June 15: 90 July 12: 90

June 16: 92 July 13: 94

June 18: 92 July 14: 94

30 June 19: 93 July 15: 91

June 20: 93 July 16: 97

June 27: 90 July 17: 99 26

June 28: 97 July 18: 91

25 July 1: 91 July 22: 91

July 2: 96 July 23: 94

Days 21 July 3: 96 21

of 20 19 19 July 4: 99

t

17

Coun 15 15

15 14 14 10.1 14

12 12 Avg

11 11 11

10 9 9

8	8 8
7	7
6	6 6
5	5 5 5 5 5
5	4 4 4 3 3
2	2 2
1	1

0

1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Peak Load Comparison

• New All-Time Peak

– 9,110 MW on July 17, 2012 (unofficial)

– 8,930 MW on July 21, 2011

– 8,883 MW on August 1, 2006

System Peak Load, 20 Year History

10,000

9,500

9,000

8,500

8,000

7,500

7,000

6,500

6,000

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

2011

2012

6,226

6,502

7,167

7,285

7,398

7,643

7,705

8,190

7,158

7,315

7,549

8,347

8,171

8,474

8,883

8,391

7,741

8,930

7,984

9,110

200 MW increase over average of 2006/2011 peaks.

System Performance Comparison

System Peak Load and Customer Interruptions

Customer Interrupted Non-Storm

Customer Interrupted

Peak Load (MW)

Peak Load (MW)

9,500 9,400 9,300 9,200 9,100 9,000 8,900 8,800 8,700 8,600 8,500 8,400 8,300

25,000

8,883

8,930

12,000

9,110

9,300

30,000 25,000 20,000 15,000 10,000 5,000 0

2006 2011 2012

Year

Higher load, fewer customers out. Reaping the benefits of system investment.

Company Workforce

Headcount

8,039 7%

7,822

7,727

7,500

2009 2010 2011 2012E

reducededuced 3% in 2012; 7% since 2009.

Capital Expenditures

Plan 2012-2016

2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966

Generation 101 79 136 78 130 524

New customers 31 31 35 40 39 176

Other 93 84 70 73 75 $ 395

Base capital $ 423 $ 382 $ 437 $ 382 $ 437 $ 2,061

Gas

Distribution $ 130 $ 144 $ 145 $ 145 $ 145 $ 709

New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110

Other 56 52 47 39 40 234

Base capital $ 215 $ 214 $ 212 $ 205 $ 207 $ 1,053

Total base capital $ 638 $ 596 $ 649 $ 587 $ 644 $ 3,114

Investment choices:

Environmental $ 268 $ 349 $ 320 $ 356 $ 260 $ 1,553

Reliability 250 236 249 209 212 1,156

Renewables 186 24 112 228 8 558

Smart Grid 61 51 53 54 47 266

Total choices $ 765 $ 660 $ 734 $ 847 $ 527 $ 3,533

Total Utility $ 1,403 $ 1,256 $ 1,383 $ 1,434 $ 1,171 $ 6,647

Federal Tax Benefits

Net NOLs and Credits

$0.8

$0.7

$0.5

$0.3

$0.2

$0.1

2011 2012 2013 2014 2015 2016

Gross NOLs (bils) $1.3 $1.2 $0.5 $0 $0 $0

“Block” Equity 0 0 0 0 0 0

No need for equity (dilution) through 2016.

Credit Ratings

S&P/Fitch Scale Moody’s S&P Fitch Moody’s

Consumers

A- A3 Secured

BBB+ Baa1 Target

BBB Baa2

BBB- Baa3

BB+ Ba1

CMS

BB+ Ba1 Unsecured

BB Ba2 Target

BB- Ba3

B+ B1

B B2

B- B3

Outlook Positive Stable Positive

Present

2002

reflect growing confidence in Company’s performance and plans.

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 06/30/12

Reflects early redemption 06/08/12 of $375MM FMBs maturing 04/15/13 & additional borrowing ($10MM) against Barclay Revolver (CMS)

F/V	S/U	Maturity or Call Date	Amount (000's)	DEBT/ CO
SHORT-TERM DEBT:				
F	U	SHORT-TERM	$ 172,500	5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)
V	U	07/16/12	150,000	Floating Rate Sr Notes (CMS) **Early Redempt Dt**
			$ 322,500	
LONG-TERM DEBT:				
F	S	02/15/14	$ 200,000	6% FMBs (CECo)
F	U	05/15/14	250,000	2.75% Sr Notes (CMS)
			$ 450,000	
F	S	03/15/15	$ 225,000	5% FMBs Series N (CECo)
F	U	09/30/15	250,000	4.25% Sr Notes (CMS)
F	S	10/15/15	50,000	2.60% FMBs (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
			$ 650,000	
V	S	03/31/16	$ 25,000	Barclay Revolver (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
V	U	12/15/16	30,000	$180MM Term Loan (CMS)
			$ 405,000	
F	S	02/15/17	$ 250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	10/15/17	100,000	3.21% FMBs (CECo)
F	U	02/15/18	250,000	5.05% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	02/01/20	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	S	10/15/20	100,000	3.77% FMBs (CECo)
F	U	03/15/22	300,000	5.05% Sr Notes (CMS)
F	S	05/15/22	375,000	2.85% FMBs (CECo)
F	S	09/01/22	250,000	5.30% FMBs (CECo)
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)
F	S	09/01/40	50,000	6.17% FMBs (CECO)
F	S	10/15/40	50,000	4.97% FMBs (CECo)
			$4,432,700	
			$6,260,200	**SUBTOTAL**
		Various Maturity Dates/No Maturity Date Available:		
			$ 152,322	CECo Securitization Bonds after 04/20/12 payment
			178,731	CECo Capital lease rental commitments as of 06/30/12
			458,218	EnerBank Discount Brokered CDs as of 06/30/12 (CMS)
			(15,034)	CMS Net unamortized discount as of 06/30/12
			(2,931)	CECo Net unamortized discount as of 06/30/12
			$7,031,507	**TOTAL**

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

38

Proudly serving Michigan for 125 Years

Consumers Electric Utility
Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
ELECTRIC REVENUE AND POWER COSTS ($ Millions)					
Residential	**$1,678**	$1,614	$1,387	$1,414	$1,326
Commercial	**1,197**	1,166	1,099	1,129	1,111
Industrial	**784**	749	677	810	775
Other	**39**	40	36	32	30
Total revenue from customers	**$3,698**	$3,569	$3,199	$3,385	$3,242
Wholesale	**21**	20	19	22	23
Intersystem	**43**	99	94	113	92
Retail open access/direct access	**91**	54	31	15	15
Miscellaneous	**60**	60	64	59	71
Total electric utility revenue	**$3,913**	$3,802	$3,407	$3,594	$3,443
Fuel for electric generation	**$559**	$520	$460	$483	$385
Purchased and interchange pow er	**1,348**	1,308	1,232	1,388	1,449
DEPRECIATION AND AMORTIZATION	**$412**	$450	$441	$438	$397
OPERATING INCOME	**$712**	$672	$488	$576	$413
NET INCOME	**$333**	$303	$194	$271	$196
DELIVERIES (Million kWhs)					
System sales					
Residential	**12,931**	12,968	12,386	12,854	13,206
Commercial	**10,903**	11,026	11,211	11,969	12,384
Industrial	**9,544**	9,061	9,290	10,563	11,153
Other	**224**	235	230	225	231
Total sales to ultimate customers	**33,602**	33,290	33,117	35,611	36,974
Wholesale	**332**	325	328	333	496
Retail open access/direct access	**3,901**	4,079	2,326	1,541	1,364
Intersystem	**1,349**	1,394	1,277	1,176	1,329
Total electric system deliveries	**39,184**	39,088	37,048	38,661	40,163
AVERAGE ELECTRIC REVENUE (¢ per kWh)					
Residential	**12.98**	12.45	11.20	11.00	10.04
Commerical	**10.98**	10.58	9.80	9.43	8.98
Industrial	**8.21**	8.27	7.29	7.67	6.95
Other	**17.41**	17.02	15.65	14.22	12.99
Total	**11.01**	10.72	9.66	9.51	8.77
ELECTRIC CUSTOMERS BILLED (At December 31)					
Residential	**1,571,319**	1,569,183	1,566,980	1,584,752	1,575,386
Commercial	**207,490**	210,380	210,223	208,931	211,365
Industrial	**8,691**	8,881	8,770	8,505	8,619
Retail Open Access/Direct Access	**1,078**	1,095	861	642	642
Other	**1,300**	1,287	1,282	2,045	2,025
Total	**1,789,878**	1,790,826	1,788,116	1,804,875	1,798,037
AUTHORIZED RETURN ON EQUITY	**10.70%**	10.70%	10.70%	10.70%	11.15%
EARNED RETURN ON EQUITY-FINANCIAL	**11.00%**	10.60%	6.40%[1]	9.40%	7.50%
RATE BASE ($ Millions)	**$7,442**	$6,815	$6,459	$6,175	$5,407
COOLING DEGREE DAYS [2]					
Normal degree days in calendar year	**584**	571	578	579	545
Actual degree days	**767**	884	379	542	773
Warmer (colder) than normal (%)	**31**	55	(34)	(6)	42
Increase (decrease) from normal in:					
Electric deliveries (millions of kWh)	**513**	855	(461)	146	736

[1] 9.1% excluding Big Rock Decommissioning refund

[2] CDD base 65 degrees, Lansing w eather station, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

39

Proudly serving MICHIGAN for 125 YEARS

Consumers Electric Utility

Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
FUEL COST ($ per MMBtu)					
Coal	**2.94**	2.51	2.37	2.01	2.04
Oil	**18.55**	10.98	9.59	11.54	8.21
Gas	**4.95**	5.57	6.57	10.94	10.29
Nuclear	**0.00**	0.00	0.00	0.00	0.42
Weighted average for all fuels	**3.18**	2.71	2.56	2.47	2.07
FUEL COST FOR GENERATION (%)					
Coal	**83.5**	88.2	90.6	81.0	97.9
Oil	**2.1**	3.3	2.5	4.1	9.1
Gas	**14.3**	8.4	6.8	14.6	0.9
Nuclear	**0.0**	0.0	0.0	0.0	2.2
Nox allowances	**0.1**	0.1	0.1	0.3	(10.1)
POWER GENERATED (Millions of kWhs)					
Coal	**15,468**	17,879	17,255	17,701	17,903
Oil	**7**	21	14	41	112
Gas	**1,912**	1,043	565	804	129
Nuclear	**0**	0	0	0	1,781
Renewable energy (hydro)	**425**	365	466	454	416
Net pumped storage [1]	**(365)**	(366)	(303)	(382)	(478)
Total net generation	**17,447**	18,942	17,997	18,618	19,863
Purchased and interchange:					
Non-utility generation	**12,674**	12,003	11,538	13,643	12,502
Net interchange power	**6,825**	6,045	6,925	6,653	8,009
Total net purchased and interchange power	**19,499**	18,048	18,463	20,296	20,511
Total net power supply	**36,946**	36,990	36,460	38,914	40,374
POWER GENERATED (%)					
Total net generation	**47.2**	51.2	49.4	47.8	49.2
Non-utility generation	**34.3**	32.4	31.6	35.1	31.0
Net interchange power	**18.5**	16.3	19.0	17.1	19.8
Total net purchased and interchange power	**52.8**	48.8	50.6	52.2	50.8
Total net power supply	**100.0**	100.0	100.0	100.0	100.0
NET DEMONSTRATED CAPABILITY AT PEAK (MW)					
Coal	**2,823**	2,828	2,850	2,850	2,841
Oil and gas	**1,810**	1,814	1,814	1,997	1,459
Combustion turbine	**465**	517	661	661	345
Nuclear	**0**	0	0	0	0
Renewable energy (hydro)	**77**	74	74	73	73
Pumped storage	**955**	955	955	955	955
Total owned generation	**6,130**	6,188	6,354	6,536	5,673
P&I power capability	**2,458**	3,058	2,600	3,050	3,627
Total owned and P&I	**8,588**	9,246	8,954	9,586	9,300
NET DEMONSTRATED CAPABILITY AT PEAK (%)					
Total owned generation	**71.4**	66.9	71.0	68.2	61.0
P&I power capability	**28.6**	33.1	29.0	31.8	39.0
Total owned and P&I	**100.0**	100.0	100.0	100.0	100.0
Peak load (MW) [2]	**8,930**	8,190	7,756	7,705	8,391
Reserve capacity (%)	**4**	11	17	22	12
Nameplate generating capacity (MW) at peak	**6,784**	6,784	6,784	6,784	6,784
Load factor (%) [3]	**50.8**	55.3	55.9	59.2	56.3
Heat rate-average Btu of fuel per net kWh generated	**10,214**	10,132	10,072	10,201	10,198

[1] Consumers' portion of the Ludington pumped storage facility

[2] Includes Retail Open Access customers

[3] Includes bundled service customers

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

40

Consumers Gas Utility

Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
GAS REVENUE AND COST OF GAS ($ Millions)					
Residential	**$1,655**	$1,677	$1,808	$1,971	$1,823
Commercial	**438**	449	511	598	552
Industrial	**89**	88	101	124	113
Other	**3**	3	3	5	6
Total sales revenue	**$2,185**	$2,217	$2,423	$2,698	$2,494
Transportation fees	**60**	53	48	45	44
Miscellaneous	**95**	84	85	84	83
Total gas utility revenue	**$2,340**	$2,354	$2,556	$2,827	$2,621
Cost of gas sold	**1,438**	1,516	1,778	2,079	1,918
Gas utility revenue net of cost of gas	**$902**	$838	$778	$748	$703
DEPRECIATION, DEPLETION AND AMORTIZATION	**$130**	$122	$118	$136	$127
OPERATING INCOME	**$272**	$252	$201	$190	$170
NET INCOME	**$130**	$127	$96	$89	$87
SALES AND DELIVERIES (Bcf)					
Residential	**157**	152	163	171	167
Commercial	**50**	47	52	57	55
Industrial	**11**	10	11	12	12
Other	**-**	-	-	-	-
Total gas sales [1]	**218**	209	226	240	234
Gas transportation deliveries	**119**	108	93	98	107
Total gas sales and transportation deliveries	**337**	317	319	338	341
GAS CUSTOMERS BILLED (at December 31)					
Residential	**1,579,835**	1,576,520	1,574,246	1,577,863	1,580,586
Commercial	**118,215**	117,860	118,199	118,870	119,703
Industrial	**6,721**	6,938	7,073	6,961	7,014
Transportation	**3,179**	3,005	2,725	2,507	2,495
Total customers	**1,707,950**	1,704,323	1,702,243	1,706,201	1,709,798
AVERAGE GAS REVENUE ($ per Mcf)					
Residential	**$10.54**	$11.03	$11.09	$11.53	$10.93
Commercial	**8.76**	9.59	9.83	10.49	10.09
Industrial	**8.09**	9.17	9.18	10.33	9.62
Transportation [2]	**0.82**	0.82	0.82	0.70	0.68
GAS SUPPLY (MMcf)					
Gas Cost Recovery	**188,177**	170,575	206,866	208,296	216,843
Gas Customer Choice	**48,224**	38,806	31,498	24,177	19,520
Total	**236,401**	209,381	238,364	232,473	236,363
WORKING GAS STORAGE CAPACITY (Bcf)	**142**	142	142	142	143
AVERAGE COST OF GAS SOLD ($ per Mcf) [3]					
Gas Cost Recovery	**$6.02**	$6.73	$7.66	$8.36	$7.91
Gas Customer Choice	**6.30**	7.27	7.98	9.99	9.79
AUTHORIZED RETURN ON EQUITY	**10.50%**	10.55%	10.55%	10.55%	10.75%
EARNED RETURN ON EQUITY-FINANCIAL	**10.50%**	10.90%	9.90%	9.20%	9.20%
RATE BASE ($ Millions)	**$3,110**	$2,867	$2,778	$2,638	$2,444
HEATING DEGREE DAYS [4]					
Normal degree days in calendar year	**6,678**	6,731	6,732	6,741	6,767
Actual degree days	**6,606**	6,305	6,913	6,965	6,548
Colder (warmer) than normal (%)	**(1.1)**	(6.3)	2.7	3.3	(3.2)
Increase (decrease) from normal in:					
Gas deliveries (Bcf)	**(0.4)**	(6.4)	4.8	4.1	(6.3)

[1] Includes Gas Customer Choice sales

[2] Average gas revenue for transportation excludes amounts related to MCV and off-system transportation

[3] Includes pipeline transportation charges

[4] HDD base 65 degrees, seven weather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

41

Enterprises & EnerBank

CMS ENERGY

Independent Power Production

Plant	Fuel	Ownership Interest	Gross Capacity	In-Service Year	Capacity Under LT Contract	State
Craven	Wood	50%	50	1990	100%	NC
DIG	Natural Gas	100	710	2001	20	MI
Filer City	Coal	50	73	1990	100	MI
Genesee	Wood	50	40	1996	100	MI
Grayling	Wood	50	38	1992	100	MI
MI Power	Natural Gas	100	224	1999	59	MI
Net MW Owned by CMS			1,035			


Michigan Power (Livingston)
Grayling
Filer City
Genesee
EnerBank HQ
Michigan Power (Kalamazoo River)
DIG
Renewables
Other
Craven

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

42

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05	0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-11 EPS

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In millions, except per share amounts)	2011
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$135	$100	$139	$41	$415

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(28)	*	1	(27)
Corporate interest and other	—	(4)	—	*	(4)
Discontinued operations income	(2)	*	*	*	(2)

Adjusted income - non-GAAP	$133	$68	$139	$42	$382

Average shares outstanding, basic	250.0	250.3	251.3	251.7	250.8
Average shares outstanding, diluted	261.7	261.9	263.9	265.5	263.4

Reported earnings per share - GAAP	$0.52	$0.38	$0.53	$0.15	$1.58

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(0.11)	*	*	(0.11)
Corporate interest and other	—	(0.01)	—	*	(0.01)
Discontinued operations income	(0.01)	*	*	*	(0.01)

Adjusted earnings per share - non-GAAP	$0.51	$0.26	$0.53	$0.15	$1.45

(In millions, except per share amounts)	2012
	1Q	2Q
Reported net income - GAAP	$67	$100

After-tax items:
Electric and gas utility	36	7
Enterprises	1	1
Corporate interest and other	—	—
Discontinued operations income	(7)	*

Adjusted income - non-GAAP	$97	$108

Average shares outstanding, basic	255.6	261.2
Average shares outstanding, diluted	266.9	268.2

Reported earnings per share - GAAP	$0.25	$0.37

After-tax items:
Electric and gas utility	0.14	0.03
Enterprises	0.01	*
Corporate interest and other	—	—
Discontinued operations income	(0.03)	*

Adjusted earnings per share - non-GAAP	$0.37	$0.40

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2012 A-1

CMS Energy Corporation

Earnings Segment Results GAAP Reconciliation

(Unaudited)

	Three Months Ended				Six Months Ended
June 30	2012		2011		2012	2011
Electric Utility
Reported		$0.41		$0.32	$0.49	$0.57
Electric Decoupling Court Order		—		—	0.14	—
Downsizing Program		0.02		—	0.02	—

Adjusted		$0.43		$0.32	$0.65	$0.57

Gas Utility
Reported		$0.03		$0.02	$0.24	$0.36
Downsizing Program		0.01		—	0.01	—

Adjusted		$0.04		$0.02	$0.25	$0.36

Enterprises
Reported		$—		$0.11	$0.01	$0.12
Downsizing Program		*		—	*	—
Restructuring Costs		*		—	0.01	—
Tax Changes		—		(0.11)	—	(0.11)
Asset Sales Gains and Other		—		*	—	*

Adjusted		$—	$	*	$0.02	$0.01

Corporate Interest and Other
Reported		$(0.07)		$(0.07)	$(0.15)	$(0.16)
Tax Changes		—		(0.01)	—	(0.01)

Adjusted		$(0.07)		$(0.08)	$(0.15)	$(0.17)

Discontinued Operations
Reported	$	*	$	*	$0.03	$0.01
Discontinued Operations Income		*		*	(0.03)	(0.01)

Adjusted		$—		$—	$—	$—

Totals
Reported		$0.37		$0.38	$0.62	$0.90
Discontinued Operations Income		*		*	(0.03)	(0.01)
Electric Decoupling Court Order		—		—	0.14	—
Downsizing Program		0.03		—	0.03	—
Restructuring Costs		*		—	0.01	—
Tax Changes		—		(0.12)	—	(0.12)
Asset Sales Gains and Other		—		*	—	*

Adjusted		$0.40		$0.26	$0.77	$0.77

Average Common Shares Outstanding - Diluted (in millions)		268.2		261.9	267.7	261.5

*	Less than $0.01 per share.

2012 A-2

Consumers Energy

2012 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax Sharing Operating	Interest Payments as Operating	Premium on Early Debt Retirement As Operating	Other Working Capital as Investing	Capital Lease Pymts as Financing	Securitization Debt Pymts as Financing	Preferred Dividends as Financing	Common Dividends as Financing	Consolidated Statements of Cash Flows
Description	non-GAAP Amount									GAAP Amount	Description
Cash at year end 2011	$85	$—	$—	$—	$—	$—	$—	$—	$—	$85	Cash at year end 2011
Sources
Operating	$1,640
Other working capital	(55)										Net cash provided by operating activities

Sources	$1,585	$(45)	$(223)	$(15)	$9	$30	$39	$—	$—	$1,380
Uses
Interest and preferred dividends	$(225)
Capital expenditures	(1,425)
Dividends/tax sharing to CMS	(445)										Net cash provided by investing activities

Uses	$(2,095)	$45	$223	$—	$(9)	$—	$—	$2	$400	$(1,434)	Cash flow from operating and investing activities

Cash flow	$(510)	$—	$—	$(15)	$—	$30	$39	$2	$400	$(54)
Financing
Equity	$150
New Issues	1,075
Retirements	(1,025)
Net short-term financing & other	250			15							Net cash provided by financing activities

Financing	$450	$—	$—	$15	$—	$(30)	$(39)	$(2)	$(400)	$(6)

Net change in cash	$(60)	$—	$—	$—	$—	$—	$—	$—	$—	$(60)	Net change in cash

Cash at year end 2012	$25	$—	$—	$—	$—	$—	$—	$—	$—	$25	Cash at year end 2012

2012 B-1

CMS Energy Parent

2012 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest Payments as Operating	Overheads & Tax Payments as Operating	Other Uses (a) as Operating	Financing as Operating	Cash From Consolidated Companies	Consolidated Statements of Cash Flows
Description	non-GAAP Amount						GAAP Amount	Description
Cash at year end 2011	$56	$—	$—	$—	$—	$20	$76	Cash at year end 2011
Sources
Consumers Energy dividends/tax sharing	$445
Enterprises	15							Net cash provided by operating activities

Sources	$460	$(125)	$(15)	$(41)	$(35)	$8	$252
Uses
Interest and preferred dividends	$(125)
Overhead and Federal tax payments	(15)
Equity infusions	(150)							Net cash provided by investing activities

Uses (a)	$(340)	$125	$15	$41	$—	$(141)	$(300)	Cash flow from operating and investing activities

Cash flow	$120	$—	$—	$—	$(35)	$(133)	$(48)
Financing and dividends
New Issues	$480
Retirements	(404)
Equity programs (DRP, continuous equity)	30
Net short-term financing & other	(2)
Common dividend	(250)							Net cash provided by financing activities

Financing	$(146)	$—	$—	$—	$35	$155	$44

Net change in cash	$(26)	$—	$—	$—	$—	$22	$(4)	Net change in cash

Cash at year end 2012	$30	$—	$—	$—	$—	$42	$72	Cash at year end 2012

(a)	Includes other and roundings

2012-B-2

Consolidated CMS Energy

2012 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers Common Dividend as Financing	Consumers Preferred Dividend as Operating	Equity Infusions to Consumers	Consolidated Statements of Cash Flows
Description	Consumers Amount	CMS Parent Amount				Amount	Description
Cash at year end 2011	$85	$76	$—	$—	$—	$161	Cash at year end 2011
Net cash provided by operating activities	$1,380	$252	$(400)	$(2)	$—	$1,230	Net cash provided by operating activities
Net cash provided by investing activities	(1,434)	(300)	—	—	150	(1,584)	Net cash provided by investing activities

Cash flow from operating and investing activities	$(54)	$(48)	$(400)	$(2)	$150	$(354)	Cash flow from operating and investing activities
Net cash provided by financing activities	$(6)	$44	$400	$2	$(150)	$290	Net cash provided by financing activities

Net change in cash	$(60)	$(4)	$—	$—	$—	$(64)	Net change in cash

Cash at year end 2012	$25	$72	$—	$—	$—	$97	Cash at year end 2012

2012 B-3

CMS Energy

2012 Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2012
Consumers Operating Income + Depreciation & Amortization	$1,640	(a)
Enterprises Project Cash Flows	15

Gross Operating Cash Flow	$1,655
Other operating activities including taxes, interest payments and working capital	(425)

Net cash provided by operating activities	$1,230

(a)	Excludes impact of $59 million electric decoupling write off

2012 B-4

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2009	2010	2011	2012		2013	2014	2015	2016
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,527	$1,640	(a)	$1,735	$1,860	$1,977	$2,051
Enterprises Project Cash Flows	16	39	24	15		27	33	35	35

Gross Operating Cash Flow	$1,264	$1,537	$1,551	$1,655		$1,762	$1,893	$2,012	$2,086
Other operating activities including taxes, interest payments and working capital	(416)	(578)	(382)	(425)		(412)	(443)	(757)	(776)

Net cash provided by operating activities	$848	$959	$1,169	$1,230		$1,350	$1,450	$1,255	$1,310

(a)	Excludes impact of $59 million electric decoupling write off

2009-16 OCF